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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): September 9, 2003


                              PLATO LEARNING, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


        Delaware                       0-20842                  36-3660532
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
    of incorporation)                                     Identification Number)


     10801 Nesbitt Avenue South, Bloomington, MN                  55437
-------------------------------------------------------        ----------
       (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:  (952) 832-1000
                                                     --------------


                                  Not Applicable
                        ---------------------------------
                        (Former name or former address if
                           changed since last report)







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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

On September 9, 2003, we issued a press release announcing that we have signed an Agreement and Plan of Merger with Lightspan, Inc., a leading provider of curriculum-based educational software and online products and services used in schools, at home and in community colleges. A copy of the press release is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit 99.1: Press Release dated September 9, 2003.






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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on September 9, 2003.


                                            PLATO LEARNING, INC.

                                            By  /s/ Gregory J. Melsen
                                                --------------------------------
                                                Gregory J. Melsen
                                                Vice President, Finance and
                                                Chief Financial Officer






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